SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549



                                           FORM 8-K

                                        CURRENT REPORT
                            PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 26, 2000

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of June 29, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE2)

                           Residential Asset Mortgage Products, Inc.
                     (Exact name of registrant as specified in its charter)

            DELAWARE                    333-42510             41-1955181
  (State or other jurisdiction          (Commission         (I.R.S. employer
       of incorporation)               file number)        identification no.)

8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota      55437
(Address of principal executive offices)                             (Zip code)

                                 (612) 832-7000
               Registrant's telephone number, including area code
                                 Not Applicable
          (Former name or former address, if changed since last report)

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                               Exhibit Index Located on Page 4

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               20.1   Residential Asset Mortgage Products, Inc.,
                     GMACM Home Equity Loan Trust 2000-HE2,
                      GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE2 Class A-1 and Class A-2 Servicing Certificates, each for Payment Date 12/26/00.

                                          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                               Registrant



                          By:    /s/ Patricia C. Taylor
                          Name:  Patricia C. Taylor
                          Title: Vice President



Date: December 26, 2000

               20.1   Residential Asset Mortgage Products, Inc.,
                     GMACM Home Equity Loan Trust 2000-HE2,
                      GMACM Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE2 Class A-1 and Class A-2 Servicing Certificates, each for Payment Date 12/26/00.